UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2005 (March 11, 2005)

Behringer Harvard Mid-Term Value Enhancement
Fund I LP
(Exact Name of Registrant as Specified in Its Charter)

Texas	000-51291	71-0897613
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-1610
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Mid-Term Value Enhancement Fund I LP (which may be referred to as “we”, “us”, or “our”) hereby amends our Current Report on Form 8-K dated March 17, 2005 to provide the required financial statements relating to our acquisition of the 2800 Mockingbird Property, located in Dallas, Texas, as described in such Current Report.

After reasonable inquiry, we are not aware of any material factors relating to the 2800 Mockingbird Property that would cause the reported financial information relating to it not to be necessarily indicative of future operating results.

Item 9.01         Financial Statements and Exhibits

		Page
(a)	Financial Statements of Businesses Acquired.

	Report of Independent Auditors................................................................................................................................................................................	3

	Statement of Revenues and Certain Expenses for the year ended December 31, 2004.......................................................................................	4

	Notes to the Statement of Revenues and Certain Expenses...................................................................................................................................	5

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Consolidated Financial Information.....................................................................................................................................	6

	Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2004.......................................................................................................	7

	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004..............................................................	8

	Unaudited Notes to Pro Forma Consolidated Financial Statements.......................................................................................................................	9

(c)	Exhibits.

	None

Report of Independent Auditors

To the Partners of Behringer Harvard
Mid-Term Value Enhancement Fund I LP

We have audited the accompanying Statement of Revenues and Certain Expenses of the 2800 Mockingbird Property (the “2800 Mockingbird Property”) for the year ended December 31, 2004. This Statement of Revenues and Certain Expenses is the responsibility of the Behringer Harvard Mid-Term Value Enhancement Fund I LP’s management. Our responsibility is to express an opinion on the Statement of Revenues and Certain Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the 2800 Mockingbird Property’s revenues and expenses.

In our opinion, the Statement of Revenues and Certain Expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the 2800 Mockingbird Property for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Dallas, Texas
April 28, 2005

2800 Mockingbird
Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2004

Year Ended
December 31,
2004

Revenues:
Rental income	$720,000
Tenant reimbursement income	41,059
Total revenues	761,059

Expenses:
Property taxes	41,059
Total expenses	41,059
Revenues in excess of certain expenses	$720,000

The accompanying notes are an integral part of this statement.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Notes to the Statement of Revenues and Certain Expenses
For the Year Ended December 31, 2004

1.         Basis of Presentation and Summary of Significant Accounting Policies

On March 11, 2005, Behringer Harvard Mid-Term Value Enhancement Fund I LP acquired, through our wholly-owned subsidiary, Behringer Harvard 2800 Mockingbird, L.P., a single-story office building containing approximately 73,349 rentable square feet (unaudited) located on approximately 3.97 acres of land (unaudited) at 2800 Mockingbird Lane in Dallas, Texas (the “2800 Mockingbird Property”).

The 2800 Mockingbird Property is a single tenant building occupied by Government Records Services, Inc. subject to a triple-net lease that expires in September 2010.

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting. The statement has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K. The statement is not intended to be a complete presentation of the revenues and expenses of the 2800 Mockingbird Property for the year ended December 31, 2004, as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the 2800 Mockingbird Property have been excluded.

Revenue Recognition
The tenant lease is accounted for as an operating lease. Rental revenue is recognized on a straight-line basis over the term of the lease. Recoverable income consists of recovery of real estate taxes. Recoveries of real estate taxes are recognized as revenues in the period the applicable costs are incurred.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions about the reported amounts of revenues and certain expenses during the reporting periods. Actual results may differ from those estimates.

2.         Lease

The 2800 Mockingbird Property is leased to a single tenant under a triple-net lease, which represents 100% of the 2800 Mockingbird Property’s total rental revenue for the year ended December 31, 2004. Under the terms of the triple-net lease, the tenant pays all operating expenses, including real estate taxes, directly.

The minimum future cash rentals of the tenant lease based on the noncancelable operating lease held as of December 31, 2004 are as follows:

2005	$720,000
2006	720,000
2007	720,000
2008	720,000
2009	720,000
Thereafter	540,000
Total	$4,140,000

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Pro Forma Consolidated Financial Information

On March 11, 2005, we acquired the 2800 Mockingbird Property, a single-story office building containing approximately 73,349 rentable square feet (unaudited), located on approximately 3.97 acres of land (unaudited) in Dallas, Texas. The purchase price of the 2800 Mockingbird Property was $6,747,926, including closing costs. We used proceeds from our public offering to pay the entire purchase price and all closing costs of the acquisition.

In the opinion of our management, all material adjustments necessary to reflect the effects of the above transaction have been made.

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Pro Forma Consolidated Balance Sheet
as of December 31, 2004

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if we had acquired the 2800 Mockingbird Property as of December 31, 2004. This Pro Forma Consolidated Balance Sheet should be read in conjunction with our Pro Forma Consolidated Statement of Operations and our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had we completed the above transaction on December 31, 2004, nor does it purport to represent our future financial position.

	December 31, 2004
	as Reported	Pro Forma			Pro Forma
	(a)	Adjustments			December 31, 2004
Assets
Real estate
Land	$3,586,232	$2,600,000	(b	)	$6,186,232
Buildings, net	11,249,778	3,019,432	(b	)	14,269,210
Acquired in-place lease intangibles, net	3,908,778	1,169,870	(b	)	5,078,648
Total real estate	18,744,788	6,789,302			25,534,090

Cash and cash equivalents	9,197,579	(6,747,926)	(b	)	2,449,653
Restricted cash	1,339,086	-			1,339,086
Accounts receivable, net	122,383	-			122,383
Prepaid expenses and other assets	109,765	2,021	(b	)	111,786
Total assets	$29,513,601	$43,397			$29,556,998

Liabilities and partners' capital

Liabilities
Accounts payable	$2,354	$-			$2,354
Payables to affiliates	23,611	-			23,611
Acquired below market lease intangibles, net	350,416	-			350,416
Distributions payable	153,414	-			153,414
Accrued liabilities	742,599	43,397	(b	)	785,996
Subscriptions for limited partnership units	1,339,630	-			1,339,630
Total liabilities	2,612,024	43,397			2,655,421

Commitments and contingencies

Partners' capital
Limited partners, 44,000,000 units authorized;
3,158,195 units issued and outstanding	26,901,103	-			26,901,103
General partners	474	-			474
Total partners' capital	26,901,577	-			26,901,577
Total liabilities and partners' capital	$29,513,601	$43,397			$29,556,998

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2004

The following unaudited Pro Forma Consolidated Statement of Operations is presented as if we had acquired the 2800 Mockingbird Property as of January 1, 2004. This Pro Forma Consolidated Statement of Operations should be read in conjunction with our historical financial statements and notes thereto as filed in our annual report on Form 10-K for the year ended December 31, 2004. The Pro Forma Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual results of operations would have been had we completed the above transaction on January 1, 2004, nor does it purport to represent our future operations.

	Year ended	Prior Acquisition	Statement of
	December 31,2004	Pro Forma	Revenues and				Pro Forma
	as Reported	Adjustments	Certain Expenses	Pro Forma			Year ended
	(a)	(b)	(c)	Adjustments			December 31, 2004
Revenue
Rental revenue	$1,183,349	$1,123,580	$720,000	$(4,301)	(d	)	$3,022,628
Other income	-	510,001	41,059	-			551,060
Total revenues	1,183,349	1,633,581	761,059	(4,301)			3,573,688

Expenses
Property operating expenses	385,012	459,003	-	-			844,015
Real estate taxes	137,728	192,372	41,059	-			371,159
Property and asset management fees	71,166	97,582	-	28,800	(e	)	231,288
				33,740	(f	)
General and administrative	313,821	30,220	-	-			344,041
Depreciation and amortization	309,500	561,245	-	285,921	(g	)	1,156,666
Total expenses	1,217,227	1,340,422	41,059	348,461			2,947,169

Operating income (loss)	(33,878)	293,159	720,000	(352,762)			626,519

Other income
Interest income	44,913	-	-	-			44,913
Total other income	44,913	-	-	-			44,913

Net income (loss)	$11,035	$293,159	$720,000	$(352,762)			$671,432

Allocation of net income:
Net income allocated to general partners	$-						$12
Net income allocated to limited partners	$11,035						$671,420

Weighted average number of limited
partnership units outstanding	1,353,476			1,475,665	(h	)	2,829,141

Net income per limited partnership unit	$0.01						$0.24

Behringer Harvard Mid-Term Value Enhancement Fund I LP
Unaudited Notes to Pro Forma Consolidated Financial Statements

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects our historical balance sheet as of December 31, 2004
b.	Reflects the acquisition of 2800 Mockingbird by us for $6,747,926. We allocated its purchase price to the assets and liabilities below and estimated the remaining useful lives of its tangible and intangible assets as follows:

Description	Allocation	Estimated Useful Life

Land	$2,600,000	-
Building	3,019,432	25 years
Above market lease	24,016	5.58 years
Tenant improvements, leasing commissions
& legal fees	150,888	5.58 years
In-place lease	521,251	5.58 years
Tenant relationship	473,715	10.58 years
Prepaid expenses and other assets	2,021	-
Deferred rental revenue	(43,397)	-
	$6,747,926

We allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations” as follows:

The fair value of the tangible assets acquired, consisting of land and buildings, is determined by valuing the property as if it were vacant, and the “as-if-vacant” value is then allocated to land and buildings. Land values are derived from appraisals, and building values are calculated as replacement cost less depreciation or management’s estimates of the relative fair value of these assets using discounted cash flow analyses or similar methods. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

We determine the value of above-market and below-market in-place leases for acquired properties based on the present value (using an interest rate that reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management’s estimate of current market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable terms of the respective leases. We record the fair value of above-market and below-market leases as intangible assets or intangible liabilities, respectively, and amortize them as an adjustment to rental income over the remaining non-cancelable terms of the respective leases.

The total value of identified real estate intangible assets acquired is further allocated to in-place lease values, in-place tenant improvements, in-place leasing commissions and tenant relationships based on our evaluation of the specific characteristics of each tenant’s lease and our overall relationship with that respective tenant. The aggregate value for tenant improvements and leasing commissions is based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, we include such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of the fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis.

We amortize the value of in-place leases and in-place tenant improvements to expense over the initial term of the respective leases. The value of tenant relationship intangibles are amortized to expense over the initial term and any anticipated renewal periods, but in no event does the amortization period for intangible assets exceed the remaining depreciable life of the building. Should a tenant terminate its lease, the unamortized portion of the in-place lease value and tenant relationship intangibles would be charged to expense.

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004

a.	Reflects our historical operations for the year ended December 31, 2004.
b.	Reflects the combined Pro Forma results for the Hopkins, Northpoint and Tucson Way Properties.
c.	Reflects the historical revenues and certain expenses of the 2800 Mockingbird Property.
d.	Reflects the amortization of the above market lease value over the remaining non-cancelable term of the lease of approximately 67 months.
e.
Reflects the property management fees associated with the current management of the 2800 Mockingbird Property by HPT Management Services LP, our affiliate. HPT Management Services LP will receive 4% of annual gross revenues, as defined in the property management agreement.

f.
Reflects asset management fees associated with the 2800 Mockingbird Property. The asset is managed by HPT Management Services LP, our affiliate, for an annual asset management fee of 0.5% of the asset value.

g.	Reflects depreciation and amortization of the 2800 Mockingbird Property using the straight-line method over the estimated useful lives as follows:

Description	Allocation	Estimated Useful Life
Building	$3,019,432	25 years
Real estate intangibles[1]	696,155	5.58 years
Tenant relationship	473,715	10.58 years

__________________________

¹ Included in real estate intangibles is $24,016 of above market lease value, which is amortized to rental income. See Note d.

h.	Reflects the adjustment to historical weighted average number of limited partnership units outstanding to reflect the acceptance of units needed to provide for the cash purchase price of the Hopkins, Northpoint, Tucson Way and 2800 Mockingbird Properties. The adjustment is computed as follows:

Cash needed to acquire the Hopkins Property	$3,056,377
Cash needed to acquire the Northpoint Property	5,822,663
Cash needed to acquire the Tucson Way Property	9,269,472
Cash needed to acquire the 2800 Mockingbird Property	6,747,926
	$24,896,438

Net cash received from each unit of partnership interest issued	$8.80	(1)

Limited partnership units needed to purchase the Hopkins, Northpoint,	2,829,141
Tucson Way and 2800 Mockingbird Properties
Less historical weighted average of partnership units outstanding
at December 31, 2004	(1,353,476
	1,475,665

¹Net cash received per limited partnership unit issued is computed as $10 gross proceeds per unit less $0.70 commission per unit, $0.25 broker dealer fees per unit and $0.25 organization and offering costs per unit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEHRINGER HARVARD MID-TERM VALUE ENHANCEMENT FUND I LP

By:	Behringer Harvard Advisors I LP, Co-General Partner

Dated: May 11, 2005	By: /s/ Gary S. Bresky
Gary S. Bresky Chief Financial Officer and Treasurer